                                                                    Exhibit 24

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ ANDREW J. CAVANAUGH
                                             -------------------------
                                             Andrew J. Cavanaugh

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ PAUL A. GLIEBE, JR.
                                             ---------------------------
                                             Paul A. Gliebe, Jr.

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ MARK GOLDMAN
                                             ---------------------------
                                             Mark Goldman

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ SCOTT R. HELDFOND
                                             ---------------------------
                                             Scott R. Heldfond

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ HOFFER KABACK
                                             -------------------------
                                             Hoffer Kaback

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ S. LEE KLING
                                             ---------------------------
                                             S. Lee Kling

                              POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ ROGER KOWALSKY
                                             ---------------------------
                                             Roger Kowalsky

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ MARTIN NUSSBAUM
                                             ---------------------------
                                             Martin Nussbaum

                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post- effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents as of October 28, 1994.




                                        By:  /s/ GEORGE RIORDAN
                                             ---------------------------
                                             George Riordan